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               BANKAMERICA MANUFACTURED HOUSING CONTRACT TRUST II
                  SENIOR/ SUBORDINATE PASS-THROUGH CERTIFICATES
                     SERIES 1997-1, INVESTOR NUMBER 19972001

MONTHLY SERVICING SUMMARY                                                                            PERIOD ENDING:  12/31/97
-----------------------------------------------------------------------------------------------------------------------------
                                                                           Pass Through
                                                                               Rate            Balance           Pool Factor
                                                                           ------------   ----------------       ------------
                                                      BOP Scheduled Pool                  $ 253,395,565.67        96.7176089%
Determination Date:        01/07/98                   EOP Scheduled Pool                    251,405,108.25        95.9578786%
Remittance Date:           01/12/98                Class A-1 Certificate      5.9100%        14,909,832.95        58.4699331%
                                                   Class A-2 Certificate      6.0150%        18,000,000.00       100.0000000%
                                                   Class A-3 Certificate      6.0600%        20,500,000.00       100.0000000%
                                                   Class A-4 Certificate      6.1950%        29,500,000.00       100.0000000%
                                                   Class A-5 Certificate      6.2650%        14,300,000.00       100.0000000%
Prior Period WAC             10.70%                Class A-6 Certificate      6.3400%        15,500,000.00       100.0000000%
Current Period WAC           10.70%                Class A-7 Certificate      6.5800%        39,300,000.00       100.0000000%
                                                   Class A-8 Certificate      6.7250%        26,000,000.00       100.0000000%
Senior Percentage           100.00%                Class A-9 Certificate      7.0150%        27,545,000.00       100.0000000%
Class M Percentage            0.00%                  Class M Certificate      6.8000%        22,270,000.00       100.0000000%
Class B Percentage            0.00%                Class B-1 Certificate      6.9400%        15,720,000.00       100.0000000%
                                                   Class B-2 Certificate      7.7000%         7,860,275.30       100.0000000%

I.    RECAP OF POOL:                          Loan
                                             Count         CLASS A-1         CLASS A-2          CLASS A-3           CLASS A-4
                                             -----     ---------------    ---------------    ---------------    ---------------
      Beginning Certificate Balance          8,532     $ 16,900,290.37    $ 18,000,000.00    $ 20,500,000.00    $ 29,500,000.00
      Scheduled Principal Reduction                       (362,780.54)               0.00               0.00               0.00
      Partial Principal Prepayments                        (87,726.32)               0.00               0.00               0.00
      Principal Prepayments In Full           (36)      (1,092,807.48)               0.00               0.00               0.00
      Contract Liquidations                   (19)        (447,143.08)               0.00               0.00               0.00
      Contract Repurchases                       0                0.00               0.00               0.00               0.00
      Previously Undistributed Shortfalls                         0.00               0.00               0.00               0.00
                                             -----     ---------------    ---------------    ---------------    ---------------
      Remaining Certificate Balance          8,477     $ 14,909,832.95    $ 18,000,000.00    $ 20,500,000.00    $ 29,500,000.00
                                             -----     ---------------    ---------------    ---------------    ---------------
                                             -----     ---------------    ---------------    ---------------    ---------------

                                                          CLASS A-5          CLASS A-6          CLASS A-7           CLASS A-8
                                                       ---------------    ---------------    ---------------    ---------------
      Beginning Certificate Balance                    $ 14,300,000.00    $ 15,500,000.00    $ 39,300,000.00    $ 26,000,000.00
      Scheduled Principal Reduction                               0.00               0.00               0.00               0.00
      Partial Principal Prepayments                               0.00               0.00               0.00               0.00
      Principal Prepayments In Full                               0.00               0.00               0.00               0.00
      Contract Liquidations                                       0.00               0.00               0.00               0.00
      Contract Repurchases                                        0.00               0.00               0.00               0.00
      Previously Undistributed Shortfalls                         0.00               0.00               0.00               0.00
                                                       ---------------    ---------------    ---------------    ---------------
      Remaining Certificate Balance                    $ 14,300,000.00    $ 15,500,000.00    $ 39,300,000.00    $ 26,000,000.00
                                                       ---------------    ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------    ---------------

                                                          CLASS A-9            CLASS M          CLASS B-1          CLASS B-2
                                                       ---------------    ---------------    ---------------    ---------------
      Beginning Certificate Balance                    $ 27,545,000.00    $ 22,270,000.00    $ 15,720,000.00    $ 7,860,275.30
      Scheduled Principal Reduction                               0.00               0.00               0.00               0.00
      Partial Principal Prepayments                               0.00               0.00               0.00               0.00
      Principal Prepayments In Full                               0.00               0.00               0.00               0.00
      Contract Liquidations                                       0.00               0.00               0.00               0.00
      Contract Repurchases                                        0.00               0.00               0.00               0.00
      Previously Undistributed Shortfalls                         0.00               0.00               0.00               0.00
                                                       ---------------    ---------------    ---------------    ---------------
      Remaining Certificate Balance                    $ 27,545,000.00    $ 22,270,000.00    $ 15,720,000.00     $ 7,860,275.30
                                                       ---------------    ---------------    ---------------    ---------------
                                                       ---------------    ---------------    ---------------    ---------------
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II.   DISTRIBUTIONS:
                                                    CLASS A-1          CLASS A-2        CLASS A-3       CLASS A-4
                                                  --------------      -----------    -------------    ------------
      Principal Distribution Amount               $ 1,990,457.42           $ 0.00           $ 0.00          $ 0.00
      Interest Distribution Amount                     83,233.93        90,225.00       103,525.00      152,293.75
      Unpaid Interest Shortfall                             0.00             0.00             0.00            0.00
                                                  --------------      -----------    -------------    ------------
      Total Distribution                          $ 2,073,691.35      $ 90,225.00     $ 103,525.00    $ 152,293.75
                                                  --------------      -----------    -------------    ------------
                                                  --------------      -----------    -------------    ------------

                                                    CLASS A-5          CLASS A-6        CLASS A-7       CLASS A-8
                                                  --------------      -----------    -------------    ------------
      Principal Distribution Amount                       $ 0.00           $ 0.00           $ 0.00          $ 0.00
      Interest Distribution Amount                     74,657.92        81,891.67       215,495.00      145,708.33
      Unpaid Interest Shortfall                             0.00             0.00             0.00            0.00
                                                  --------------      -----------    -------------    ------------
      Total Distribution                             $ 74,657.92      $ 81,891.67     $ 215,495.00    $ 145,708.33
                                                  --------------      -----------    -------------    ------------
                                                  --------------      -----------    -------------    ------------

                                                    CLASS A-9           CLASS M         CLASS B-1       CLASS B-2
                                                  --------------      -----------    -------------    ------------
      Principal Distribution Amount                       $ 0.00           $ 0.00           $ 0.00          $ 0.00
      Interest Distribution Amount                    161,023.48       126,196.67        90,914.00       50,436.77
      Unpaid Interest Shortfall                             0.00             0.00             0.00            0.00
                                                  --------------      -----------    -------------    ------------
      Total Distribution                            $ 161,023.48     $ 126,196.67      $ 90,914.00     $ 50,436.77
                                                  --------------      -----------    -------------    ------------
                                                  --------------      -----------    -------------    ------------


III.  SCHEDULED MONTHLY MORTGAGE PAYMENTS (P&I):                        Total P&I ...                 $ 2,622,224.33
                                                                   Gross Interest ...                  (2,259,443.79)
                                                                                                      --------------
                                                              Scheduled Principal ...                     362,780.54
                                                                                                      --------------
                                                                                                      --------------

IV.   SERVICING FEE:                                                                     $ 211,162.97
                                                                                         ------------
                                                                                         ------------

V.    DELINQUENCY INFORMATION:
                                                    Days Delinquent                         Number        Actual Balance
                                                    ----------------                      ------------    --------------
                                                        31 - 59                                143        $ 4,048,262.89
                                                        60 - 89                                 36          1,132,877.51
                                                       90 or more                               35          1,084,826.02
                                                    ----------------                      ------------    --------------
                                                    Total Delinquent                           214        $ 6,265,966.42
                                                                                          ------------    --------------
                                                                                          ------------    --------------

VI.   REPOSSESSION INFORMATION:                                                             Number        Actual Balance
                                                                                          ------------    --------------
                                                   BOP Repossessions                            57        $ 1,741,493.93
                                                   Plus Repossessions this Month                28            857,052.92
                                                   Less Liquidations                          (19)        $  (450,658.01)
                                                                                          ------------    --------------
                                                   EOP Repossessions                            66        $ 2,147,888.84
                                                                                          ------------    --------------
                                                                                          ------------    --------------

VII.  REPURCHASES:                                                                          Number        Actual Balance
                                                                                          ------------    --------------
                                                   Contracts Repurchased or Replaced            0         $         0.00
                                                   Eligible Substitute Contracts                0         $         0.00
                                                                                          ------------    --------------
                                                   Difference Paid by Servicer                  0         $         0.00
                                                                                          ------------    --------------
                                                                                          ------------    --------------
                                                   Total Repurchases                            0                      0
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
VIII. RESERVE ACCOUNT ACTIVITY
                             Reserve Fund Beginning Balance                                 $ 0.00
                             Reserve Fund Draw Amount                                       $ 0.00
                             Reserve Fund Deposit Amount                                    $ 0.00

IX.   MONTHLY ADVANCE
                             Monthly Advance Amount                                         $ 0.00
                             Outstanding Amount Advanced                                    $ 0.00

X.    DELINQUENCY RATIOS
                             Average 30-Day Delinquency Ratio                                1.51%
                             Average 60-Day Delinquency Ratio                                0.78%
                             Cumulative Realized Loss Ratio                                  0.28%
                             Current Realized Loss Ratio                                     0.20%
                                                                                      -------------
                                                                                      -------------
XI.   RESIDUAL INTEREST DISTRIBUTION
      AMOUNT                                                                            379,468.39

XII.  LIQUIDATION LOSSES:
                             Previous Period Aggregate Net Liquidation Losses:        $ 510,581.21
                             Current Period Aggregate Net Liquidation Losses:         $ 724,523.13
                             Current Period Liquidation Losses:                         213,941.92

XIII. MISC.
                             Class M Principal Distribution Test Met?                           NO
                             Class B-1 Principal Distribution Test Met?                         NO
                             Clause X Amount                                          7,860,275.30
                             Clause Y Amount                                          5,239,906.00
                             Clause X Amount equal to or less than Clause Y Amount?             NO

XV.   CERTIFICATE ACCOUNT INTEREST:
                                                                                         13,396.07
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